77. Q1) Exhibits

(a)(1)  Revised Schedule A to the Amended and Restated Declaration of Trust incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 35 to this Registration Statement filed with the Commission on July 5, 2006.

SCHEDULE A

TO AGREEMENT AND DECLARATION OF TRUST OF FORWARD FUNDS SCHEDULE OF SERIES AND CLASSES

Series	Class of Shares
Forward International Equity Fund	Investor Class
Forward Hoover Small Cap Equity Fund	Investor Class Institutional Class Class A
Forward Hoover Mini-Cap Fund	Investor Class Institutional Class
Forward Global Emerging Markets Fund	Investor Class Institutional Class
Forward International Small Companies Fund	Investor Class Institutional Class Class A
Forward Uniplan Real Estate Investment Fund	Investor Class
Forward Legato Fund	Institutional Class Class A
Sierra Club Stock Fund	Investor Class Class A
Sierra Club Equity Income Fund	Investor Class
Forward Emerald Growth Fund	Class A Class C
Forward Emerald Banking and Finance Fund	Class A Class C
Forward Emerald Opportunities Fund	Class A Class C

(a)(2) Amended and Restated By-Laws of the Registrant incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 35 to this Registration Statement filed with the Commission on July 5, 2006.

FORWARD FUNDS

A Delaware Statutory Trust

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AMENDED AND RESTATED BY-LAWS

Dated December 8, 2005 as Amended June 8, 2006

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ARTICLE I

Offices

Section 1.

Registered Office.  The registered office of Forward Funds (the “Trust”) in Delaware shall be located at 1313 North Market Street, Suite 5100, Wilmington, Delaware 19801.  The registered agent at such address shall be PHS Corporate Services, Inc. or as shall be set forth from time to time in the Certificate of Trust.

Section 2.

Principal Office.  The principal office of the Trust shall be located at 433 California Street, Suite 1100,   San Francisco, CA  94104 or such other location as the Board of Trustees may from time to time designate.

Section 3.

Other Offices.  The Trust shall have the power to open additional offices for the conduct of its business, either within or outside the States of Delaware, at such places as the Board of Trustees may from time to time designate.

ARTICLE II

Meetings of Shareholders

Section 1.

Place of Meeting.  Meetings of shareholders shall be held at any place designated by the Board of Trustees.  In the absence of any such designation, shareholders’ meetings shall be held at the principal office in San Francisco, California.

Section 2.

Call of Meetings.  Meetings of the shareholders may be called at any time by the President, or by a majority of the Board of Trustees.  The Board of Trustees shall call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees upon the written request of the holders of not less than ten percent (10%) of the outstanding shares.  Business transacted at any special meeting of shareholders shall be limited to the purpose stated in the notice.

Section 3.

Notice of Meetings; Waiver of Notice.  Written notice of any meeting, including any special meeting, stating the purpose, place, date and hour of the meeting shall be delivered, personally or by mail, postage prepaid, to each shareholder entitled to vote at such meeting not less than seven (7) days before the date of the meeting.  Whenever notice of a meeting is required to be given to a shareholder, a written waiver thereof, executed before or after the meeting by such shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, or actual attendance at the meeting of shareholders in person or by proxy, shall be deemed equivalent to such notice.

Section 4.

Proxies.  At all meetings of the shareholders, every shareholder of record entitled to vote thereat shall be entitled to vote at such meeting either in person or by written proxy signed by the shareholder or by his duly authorized attorney in fact.  A shareholder may duly authorize such attorney in fact through written, electronic, telephonic, computerized, facsimile, telecommunication, or oral communication or by any other form of communication.  A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.  A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

At all meetings of shareholders, unless the voting is conducted by inspectors, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the Chairman of the meeting.

Section 5.

Inspectors.  At any election of Trustees, the Board of Trustees prior thereto may, or, if they have not so acted, the Chairman of the meeting may, and upon the request of the holders of ten percent of the shares entitled to vote at such election shall, appoint two inspectors of election who shall first subscribe an oath of affirmation to execute faithfully the duties of inspectors at such election with strict impartiality and according to the best of their ability, and shall after the election make a certificate of the result of the vote taken.  No candidate for the office of Trustee shall be appointed such inspector.  The Chairman of the meeting may cause a vote by ballot to be taken upon any election or matter, and such vote shall be taken upon the request of the holders of ten percent of the shares entitled to vote on such election or matter.

Section 6.

Abstentions and Broker Non-Votes.  Outstanding shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of any proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at a meeting.  Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to any particular proposal, but will not be counted as a vote in favor of such proposal.  Accordingly, if the vote is to be determined based upon the percentage of shares cast (as provided for under the Trust’s Declaration of Trust) an abstention will have no effect on the vote (i.e., it will excluded from both the numerator and denominator), and if the vote is to be determined based upon the percentage of all votes entitled to be cast (as provided for under the Investment Company Act of 1940 for certain approvals) an abstention will have the effect of a vote against the proposal.  At any meeting of shareholders, the Trust will consider broker non-votes as present for purposes of determining whether a quorum is present at the meeting.  Broker non-votes will not be counted as votes cast.

Section 7.

Organization.

At each meeting of the shareholders, the Chairman of the Board (if one has been designated by the Board), or in his or her absence or inability to act, the President, or in the absence or inability to act of the Chairman of the Board and the President, a Senior Vice President or a Vice President, shall act as chairman of the meeting; provided, however, that if no such officer is present or able to act, a chairman of the meeting shall be elected at the meeting.  The Secretary, or in his or her absence or inability to act, any person appointed by the chairman of the meeting, shall act as secretary of the meeting and keep the minutes thereof.

Section 8.

Order of Business.  The order of business at all meetings of the shareholders shall be as determined by the chairman of the meeting.

ARTICLE III

Trustees

Section 1.

Place of Meeting.  Meetings of the Board of Trustees, regular or special, may be held at any place in or out of the State of Delaware as the Board may from time to time determine.

Section 2.

Telephonic Meeting.  Members of the Board of Trustees or a committee of the Board of Trustees may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time.  All persons participating in a meeting by conference telephone or other similar means will be considered present at the meeting for purposes of determining a quorum under Article III, Section 3 below.

Section 3.

Quorum.  At all meetings of the Board of Trustees a majority of the entire Board of Trustees shall constitute a quorum for the transaction of business and the action of a majority of the Trustees present at any meeting at which a quorum is present shall be the action of the Board of Trustees unless the concurrence of a greater or different proportion is required for such action by the Investment Company Act of 1940.  If a quorum shall not be present at any meeting of Trustees, the Trustees present thereat may by a majority vote adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 4.

Regular Meetings.  Regular meetings of the Board of Trustees may be held without notice at such time and place as shall from time to time be determined by the Board of Trustees.

Section 5.

Special Meetings.  Special meetings of the Board of Trustees may be called by the President on one day’s notice to each Trustee; special meetings shall be called by the President or the Secretary in like manner and on like notice on the written request of two Trustees.

Section 6.

Organization.  The Board may, by resolution adopted by a majority of the entire Board, designate a Chairman of the Board, who shall preside at each meeting of the Board.  In the absence or inability of the Chairman of the Board to preside at a meeting, the President, or, in his or her absence or inability to act, another Director chosen by a majority of the Directors present, shall act as chairman of the meeting and preside thereat.  The Secretary (or, in his or her absence or inability to act, any person appointed by the Chairman) shall act as secretary of the meeting and keep the minutes thereof.

Section 7.

Action by Consent.  Any action required or permitted to be taken at any meeting of the Board of Trustees, or any committee thereof, may be taken without a meeting if all members of the Board of Trustees or committee (as the case may be) consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board of Trustees, or committee, except as otherwise provided in the 1940 Act.

Section 8.

Committees.  The Board of Trustees may by resolution passed by a majority of the whole Board appoint from among its members an executive committee from its members or other persons deemed qualified by the Board of Trustees and other committees composed of two or more Trustees and such other persons, and may delegate to such committees any or all of the powers of the Board of Trustees in the management of the business and affairs of the Trust.  In the absence of any member of such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint a member of the Board of Trustees to act in the place of such absent member.

Section 9.

Action of Committee.  A committee shall report its actions and recommendations to the Board of Trustees at the Board meeting next succeeding the committee meeting, and any action by a committee shall be subject to revision and alteration by the Board of Trustees, subject to applicable law and provided that no rights of third persons shall be affected by any such revision or alteration.

Section 10.

Compensation.  Any Trustee, whether or not he is a salaried officer or employee of the Trust, may be compensated for his services as Trustee or as a member of a committee of Trustees, or as Chairman of the Board or Chairman of a committee by fixed periodic payments or by fees for attendance at meetings or by both, and may be reimbursed for transportation and other expenses, all in such manner and amounts as the Board of Trustees may from time to time determine.

Section 11.

Delegation of Power to Other Trustees.  Any Trustee may, by power of attorney, delegate his or her power for a period not exceeding one (1) month at any one time to any other Trustee.  Except where applicable law may require a Trustee to be present in person, a Trustee represented by another Trustee, pursuant to such power of attorney, shall be deemed to be present for purposes of establishing a quorum and satisfying the required vote.

Section 12.

Independent Trustees’ Authority to Hire Staff.  The Independent Trustees of the Trust are authorized to hire employees, experts or advisers, and to pay the same out of the Trust’s assets, as they deem necessary or appropriate to assist them in fulfilling their fiduciary duties to the Trust and its shareholders.

ARTICLE IV

Notices

Section 1.

Form.  Notices to Trustees shall be in person or by telephone, facsimile, electronic mail, or telegram or in writing delivered personally or mailed to the Trustees at their addresses appearing on the books of the Trust.  Notice by mail shall be deemed to be given at the time when the same shall be mailed.  Notice to Trustees need not state the purpose of a regular or special meeting.

Section 2.

Waiver.  Whenever any notice of the time, place or purpose of any meeting of the Trustees or committee is required to be given under the provisions of these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to such notice and filed with the records of the meeting, whether before or after the holding thereof, or actual attendance at the meeting of Trustees or committee in person, shall be deemed equivalent to the giving of such notice to such persons.

ARTICLE V

Officers

Section 1.

Number.  The officers of the Trust shall include:  a President, Secretary, Treasurer and a Chief Compliance Officer, as such title is used in Rule 38a-1 of the Investment Company Act of 1940.  The Board of Trustees may, from time to time, elect or appoint a Controller, one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers.  Two or more offices may be held by the same person but no officer shall execute, acknowledge or verify any instrument in more than one capacity, if such instrument is required by law, the Agreement and Declaration of Trust or these By-Laws to be executed, acknowledged or verified by two or more officers.

Section 2.

Election.  The Board of Trustees shall elect a President, Secretary, Treasurer and Chief Compliance Officer who shall each serve until their successors are chosen and shall qualify.

Section 3.

Other Officers.  The Board of Trustees from time to time may elect or appoint such other officers and agents as it shall deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.  The Board of Trustees from time to time may delegate to one or more officers or agents the power to appoint any such subordinate officers or agents and to prescribe the respective rights, terms of office, authorities and duties.

Section 4.

Compensation.  The salaries or other compensation of all officers and agents of the Trust shall be fixed or approved by the Board of Trustees, except that the Board of Trustees may delegate to any person or group of persons the power to fix the salary or other compensation of any subordinate officers or agents appointed pursuant to Section 3 of this Article V.

Section 5.

Tenure.  The officers of the Trust shall serve until their successors are duly elected and qualified.  Any officer or agent may be removed by the affirmative vote of a majority of the Board of Trustees whenever, in its judgment, the best interests of the Trust will be served thereby.  Any vacancy occurring in any office of the Trust by death, resignation, removal or otherwise shall be filled by the Board of Trustees.

Section 6.

President-Chief Executive Officer.  The President shall be the chief executive officer of the Trust, and, subject to the Board of Trustees, shall generally manage the business and affairs of the Trust.  The President may call meetings of the Trustees and any committee thereof when the President deems it necessary or appropriate and shall preside at all meetings of shareholders.  The President shall see that all orders and resolutions of the Board of Trustees are carried into effect, and shall perform such other duties and have such other powers as the Board of Trustees may from time to time prescribe.  In the absence or disability of the President, the most senior Vice President shall perform the duties of the President.

Section 7.

Vice-Presidents.  The Vice-Presidents, in the order of their seniority, shall in the absence or disability of the President, perform the duties and exercise the powers of the President and shall perform such other duties as the Board of Trustees may from time to time prescribe.

Section 8.

Secretary.  The Secretary shall (a) have custody of the seal of the Trust, if any; (b) attend meetings of the shareholders, the Board of Trustees, and any committees of Trustees and keep the minutes of such meetings of shareholders, the Board of Trustees and any committees thereof, and (c) issue all notices of the Trust.  The Secretary shall have charge of the shareholder records and such other books and papers as the Board may direct, and shall perform such other duties as may be incidental to the office or which are assigned by the Board of Trustees.  The Secretary shall also keep or cause to be kept a shareholder book, which may be maintained by means of computer systems, containing the names, alphabetically arranged, of all persons who are shareholders of the Trust, showing their places of residence, the number and series and class of any shares held by them, respectively, and the dates when they became the record owners thereof.  Each of the forgoing duties may be delegated by the Secretary to the Trust’s administrator and/or transfer agent by written agreement.

Section 9.

Chief Compliance Officer.  The Chief Compliance Officer (“CCO”) shall be empowered with full responsibility and authority to develop and enforce appropriate policies and procedures reasonably designed to prevent violation of the federal securities laws, and to fulfill the obligations of the CCO as required under Rule 38a-1 of the Investment Company Act of 1940.  The CCO shall have such other powers or duties which may, from time to time, be prescribed by the Board of Trustees or applicable law.

Section 10.

Assistant Secretaries.  The Assistant Secretaries, in order of their seniority, shall in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties as the Board of Trustees shall prescribe.

Section 11.

Treasurer.  The Treasurer, unless another officer of the Trust has been so designated, shall be the principal financial and accounting officer of the Trust.  He shall deliver all funds or cause all funds of the Trust or any series or class thereof to be delivered to such Custodian as the Trustees may designate.  He shall disburse or cause to be disbursed the funds of the Trust as may be ordered by the Board of Trustees, taking proper vouchers for such disbursements.  He shall be responsible for the maintenance of the Trust’s accounting records and shall render or cause to be rendered to the Board of Trustees, at its regular meetings, or when the Board of Trustees so requires, an account of all the Trust’s financial transactions and a report of the financial condition of the Trust or any series of class thereof.  The Treasurer shall, if required by the Board of Trustees, give such bond for the faithful discharge of duties in such form as the Board of Trustees may require.

Section 12.

Controller.  The Board of Trustees may designate a Controller who shall be under the direct supervision of, or may be the same person as, the Treasurer.  He shall maintain adequate records of all assets, liabilities and transactions of the Trust and establish and maintain internal accounting control.  He shall have such further powers and duties as may be conferred upon him from time to time by the President or the Board of Trustees.

Section 13.

Assistant Treasurers.  The Assistant Treasurers, in the order of their seniority, shall in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the Board of Trustees may from time to time prescribe.

ARTICLE VI

Shares of Beneficial Interest

Section 1.

Certificates.  A certificate or certificates which shall certify the series of shares and the number of shares of beneficial interest of such series owned by a shareholder in the Trust will not be issued except as the Board of Trustees may otherwise determine from time to time.  Any such certificate issued shall be signed by the President or a Vice-President and counter-signed by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer.

Section 2.

Signature.  Where a certificate is signed (1) by a transfer agent or an assistant transfer agent or (2) by a transfer clerk acting on behalf of the Trust and a registrar, the signature of any such President, Vice-President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary may be a facsimile.  In case any officer who has signed any certificate ceases to be an officer of the Trust before the certificate is issued, the certificate may nevertheless be issued by the Trust with the same effect as if the officer had not ceased to be such officer as of the date of its issue.

Section 3.

Recording and Transfer without Certificates.  The Trust shall have full power to participate in any program approved by the Board of Trustees providing for the recording and transfer of ownership of shares of the Trust’s shares of beneficial interest by electronic or other means without the issuance of certificates.

Section 4.

Lost Certificates.  The Board of Trustees may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Trust alleged to have been stolen, lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be stolen, lost or destroyed, or upon other satisfactory evidence of such loss or destruction.  When authorizing such issuance of a new certificate or certificates, the Board of Trustees may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such stolen, lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and to give the Trust a bond with sufficient surety, to the Trust to indemnify it against any loss or claim that may be made by reason of the issuance of a new certificate.

Section 5.

Registered Shareholders.  The Trust shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by laws of Delaware.

Section 6.

Transfer Agents and Registrars.  The Board of Trustees may, from time to time, appoint or remove transfer agents and/or registrars of transfers of shares of beneficial interest of the Trust, and it may appoint the same person as both transfer agent and registrar.  Upon any such appointment being made all certificates representing shares of beneficial interest thereafter issued shall be countersigned by one of such transfer agents or by one of such registrars of transfers or by both and shall not be valid unless so countersigned.  If the same person shall be both transfer agent and registrar, only countersignature by such person shall be required.

Section 7.

Share Ledger.  The Trust shall maintain an original share ledger containing the names and addresses of all shareholders and the number and series of shares held by each shareholder.  Such share ledger may be in written form or any other form capable of being converted into written form within a. reasonable time for visual inspection.

ARTICLE VII

General Provisions

Section 1.

Dividends.  With respect to dividends (including “dividends” designated as “short” or “long” term “capital gains” distributions to satisfy requirements of the Investment Company Act of 1940 or the Internal Revenue Code of 1986, as amended):

(a)

All dividends and distributions on shares shall be automatically reinvested solely in additional shares (or fractions thereof) of the series of shares of beneficial interest in respect of which such dividends were declared at the net asset value on the reinvestment date; provided however, a shareholder may elect to receive dividends and distributions in cash to the extent provided in the Trust’s registration statement filed under the Investment Company Act of 1940.

(b)

Dividends or distributions on shares of beneficial interest, whether payable in shares of beneficial interest or cash, shall be paid out of earnings, surplus or other lawfully available assets; provided that each dividend or distribution may be made wholly or partly from any source, accompanied by a written statement clearly indicating what portion of such payment per share is made from the following sources:

(i)

accumulated or undistributed net income, not including profits or losses from the sale of securities or other properties;

(ii)

accumulated or undistributed net profits from the sale of securities or other properties;

(iii)

net profits from the sale of securities or other properties during the then current fiscal year; and

(iv)

paid-in surplus or other capital source.

(c)

In declaring dividends and in recognition that one goal of the Trust is to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, the Board of Trustees shall be entitled to rely upon estimates made in the last two months of the fiscal year (with the advice of the Trust’s auditors) as to the amounts of distribution necessary for this purpose; and the Board of Trustees, acting consistently with good accounting practice and with the express provisions of these By-Laws, may credit receipts and charge payments to income or otherwise, as it may deem proper.

(d)

Anything in these By-Laws to the contrary notwithstanding, the Board of Trustees may at any time declare and distribute pro rata among the shareholders of a record date fixed as above provided, a “share dividend” out of either authorized but unissued or treasury shares of a series (or class) or both.

Section 2.

Rights in Securities.  The Board of Trustees, on behalf of the Trust, shall have the authority to exercise all of the rights of the Trust as owner of any securities which might be exercised by any individual owning such securities in his own right; including but not limited to, the rights to vote by proxy for any and all purposes (including the right to authorize any officer or the investment manager to execute proxies), to consent to the reorganization, merger or consolidation of any company or to consent to the sale, lease or mortgage of all or substantially all of the property and assets of any company; and to exchange any of the shares of stock of any company for the shares of stock issued therefor upon any such reorganization, merger, consolidation, sale lease or mortgage.

Section 3.

Claims Against Series Assets.  Each series of the Trust shall provide in any loan agreement and any other agreement to pledge, mortgage or hypothecate any of its assets that such loan shall be repaid solely by the series which borrowed funds, that to the extent such loan may be secured only by the assets of the series which obtained the loan, no creditor of such series shall have any rights to any assets of the Trust other than the specific assets which secure such loan.

Section 4.

Reports.  The Trust shall furnish shareholders with reports of its financial condition as required by Section 30(d) of the Investment Company Act of 1940 and the rules thereunder.

Section 5.

Bonding of Officers and Employees.  All officers and employees of the Trust shall be bonded to such extent, and in such manner, as may be required by law.

Section 6.

Fiscal Year.  Unless otherwise provided by resolution of the Board of Trustees the fiscal year of each series of the Trust shall begin January 1 and end on the last day of December.

ARTICLE VIII

Indemnification of Trustees and Officers

Section 1.

Proceedings and Expenses.  For the purpose of this Article, “proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and “expenses” includes all expenses and costs reasonably incurred in connection with such proceeding and any expenses of establishing a right to indemnification under this Article.

Section 2.

Indemnification.  The Trust shall indemnify any current or former Trustee and may indemnify any current of former officer of the Trust who was or is a party or is threatened to be made a party to any proceeding or claim by reason of the fact that such person is or was a Trustee or officer of the Trust to the fullest extent permitted by law, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that such person acted in good faith and reasonably believed: (a) that his conduct was in the Trust’s best interests and (b) in the case of a criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful.  The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Trust or that the person had reasonable cause to believe that his conduct was unlawful.

Section 3.

Exclusion of Indemnification.  Notwithstanding any provision to the contrary contained herein, the Trust shall not indemnify any current or former Trustee or officer for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of such person’s office, or in respect of any claim or proceeding as to which such person shall have been adjudicated by a court or other competent body to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity.

Section 4.

Successful Defense.  Subject to Section 3 of this Article, to the extent that a Trustee or officer has been successful on the merits in defense of any proceeding referred to in Section 2 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, such person shall be indemnified against expenses actually and reasonably incurred by him in connection therewith.

Section 5.

Required Approval.  Any indemnification under this Article may be made by the Trust only if authorized in the specific case on a determination that indemnification of the indemnitee is proper hereunder by:

(a)

A majority vote of Trustees who are not parties to the proceeding or subject to the claim; or

(b)

A written opinion of independent legal counsel.

Section 6.

Advance of Expenses.  Expenses incurred in defending any proceeding may be advanced by the Trust before the final disposition of the proceeding upon receipt of a written undertaking by or on behalf of an officer or Trustee, such undertaking being an unlimited general obligation to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification hereunder. Authorizations of payments under this Section must be made in the manner specified in Section 5 of this Article.

Section 7.

Insurance.  The Trust may purchase insurance for any liability that may be incurred by the Trust, the Trustees, officers and agents of the Trust.

ARTICLE IX

Amendments

Section 1.

These By-Laws may be amended, supplemented or repealed at any Regular or Special Meeting of the Board of Trustees.

(e)(1)  Sub-Advisory Agreement among the Registrant, Forward Management, LLC (“Forward”) and Pictet International Management LTD, now known as Pictet Asset Management LTD, dated as of July 1, 2005, incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 34 to this Registration Statement filed with the Commission on May 1, 2006.

FORWARD FUNDS

INVESTMENT SUB-ADVISORY AGREEMENT

This INVESTMENT SUB-ADVISORY AGREEMENT (this “Agreement”), effective as of July 1, 2005 among Pictet Asset Management LTD, a United Kingdom limited liability company, (the “Sub-Adviser”), Forward Funds (the “Trust”), on behalf of the Forward Global Emerging Markets Fund, a series of the Trust (the “Fund”), and Forward Management, LLC (the “Adviser”).

WHEREAS, the Trust is a Delaware statutory trust of the series type organized under a Declaration of Trust dated May 1, 2005 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company, and the Fund is a series of the Trust; and

WHEREAS, the Adviser has been retained by the Trust to provide investment advisory services to the Fund with regard to the Fund’s investments, as further described in the Trust’s registration statement on Form N-1A (the “Registration Statement”) and pursuant to an Investment Management Agreement dated July 1, 2005 (“Investment Management Agreement”); and

WHEREAS, the Trust’s Board of Trustees (the “Trustees”), including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act, and the Fund’s shareholders have approved the appointment of the Sub-Adviser to perform certain investment advisory services for the Trust, on behalf of the Fund, pursuant to this Agreement and as described in the Registration Statement, and the Sub-Adviser is willing to perform such services for the Fund; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Trust and the Sub-Adviser as follows:

Appointment.  The Trust and the Adviser hereby appoint the Sub-Adviser to perform advisory services to the Fund for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

Investment Advisory Duties.  Subject to the supervision of the Trustees of the Fund and the Adviser, the Sub-Adviser will, in coordination with the Adviser as described below, (a) provide a program of continuous investment management for the Fund; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s current Prospectus and Statement of Additional Information as provided to the Sub-Adviser by the Adviser, as they may be amended from time to time;  provided, that the Adviser shall provide the Sub-Adviser reasonable advance notice of any change to such investment objectives, policies and limitations.

The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

with regard to its activities under this Agreement, use reasonable efforts to comply in all material respects with the applicable provisions of the 1940 Act, the Advisers Act, and all applicable rules and regulations thereunder, the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees, as they may be amended from time to time, provided that written copies of such procedures and amendments thereto are provided to the Sub-Adviser by the Adviser;

use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder; provided, however, the Sub-Adviser shall not be responsible for the tax effect of any decisions made by or any actions taken by any person other than the Sub-Adviser;

place orders pursuant to its investment determinations for the Fund, in accordance with applicable policies expressed in the Fund’s Prospectus and/or Statement of Additional Information or otherwise established through written guidelines established by the Fund and provided to the Sub-Adviser by the Adviser, including without limitation, Section 4 hereof furnish to the Trust and the Adviser whatever statistical information the Trust or the Adviser may reasonably request with respect to the Fund’s assets or investments.  In addition, the Sub-Adviser will keep the Trust, the Adviser and the Trustees informed of developments which the Sub-Adviser reasonably believes will materially affect the Fund’s portfolio and shall, on the Sub-Adviser’s own initiative, furnish to the Fund from time to time whatever information the Sub-Adviser believes appropriate for this purpose;

 make available to the Fund’s administrator (the “Administrator”), the Adviser and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may reasonably be required to assist the Adviser, the Administrator and the Trust in their compliance with applicable laws and regulations. The Sub-Adviser will furnish the Trustees, the Administrator, the Adviser and the Trust with such periodic and special reports regarding the Funds as they may reasonably request;

meet periodically with the Adviser and the Trustees, in person or by teleconference, to explain its investment management activities, and any reports related to the Fund as may reasonably be requested by the Adviser and/or the Trust;

immediately notify the Adviser and the Fund to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates:  (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Adviser Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission (“SEC”) or other regulatory authority.  The Sub-Adviser further agrees to notify the Fund and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that would make any written information previously provided to the Adviser materially inaccurate or incomplete or if any such written information becomes untrue in any material respect;

immediately notify the Adviser if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for the Funds. For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality;

 use no inside information that may be in its possession in making investment decisions for the Fund, nor seek to obtain any such information; and

use its best judgment and efforts in rendering the advice and services contemplated by this Agreement.

Futures and Options.  The Sub-Adviser’s investment authority shall include, to the extent permitted under Section 2, the authority to purchase, sell, cover open positions, and generally to deal in financial futures contracts and options thereon.

The Sub-Adviser may:  (i) open and maintain brokerage accounts for financial futures and options (such accounts hereinafter referred to as “Brokerage Accounts”) on behalf of and in the name of the Fund; and (ii) execute for and on behalf of the Brokerage Accounts, standard customer agreements with a broker or brokers.  The Sub-Adviser may, using such of the securities and other property in the Brokerage Accounts as the Sub-Adviser deems necessary or desirable, direct the custodian to deposit on behalf of the Funds, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate.

Investment Guidelines.  In addition to the information to be provided to the Sub-Adviser under Section 2 hereof, the Trust or the Adviser shall supply the Sub-Adviser with such other information as the Sub-Adviser shall reasonably request concerning the Fund’s investment policies, restrictions, limitations, tax position, liquidity requirements and other information useful in managing the Fund’s investments.

Representations, Warranties and Covenants of the Trust, Adviser and Sub-Adviser.  The Trust represents and warrants to the Sub-Adviser that (i) the retention of the Sub-Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Fund; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which either the Fund or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Fund and when executed and delivered by the Adviser, on behalf of the Fund (and assuming due and execution and delivery by the Sub-Adviser), will be the legal, valid and binding obligation of the Fund, enforceable against the Fund in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

The Adviser represents and warrants to the Sub-Adviser that (i) the execution, delivery and performance of this Agreement does not violate any obligation by which it or its property is bound, whether arising by contract, operation of law or otherwise; and (ii) this Agreement has been duly authorized by appropriate action of the Adviser and when executed and delivered by the Adviser (and assuming due and execution and delivery by the Sub-Adviser) will be the legal, valid and binding obligation of the Advisor, enforceable against the Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

The Sub-Adviser represents and warrants to the Adviser and the Fund that (i) it is authorized to perform the services hereunder; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser (and assuming due execution and delivery by the Adviser and the Fund) will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) it is registered as an investment adviser with the SEC, and (v) it is not barred by operation of law, or any rule, or order of the SEC or any other regulatory body from acting as an investment adviser.

Use of Securities Brokers and Dealers.  In placing purchase and sale orders for the Fund with brokers or dealers, the Sub-Adviser will attempt to obtain “best execution” of such orders.  “Best execution” shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth.  Whenever the Sub-Adviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of the Fund, in selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Sub-Adviser’s research and portfolio management capability generally.  It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Sub-Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund’s or the Sub-Adviser’s overall responsibilities to the Sub-Adviser’s discretionary accounts (the “Section 28(e) Actions”); provided, however, that Sub-Adviser’s ability to engage in Section 28(e) Actions shall be subject to review by the Trustees form time to time, and if such Trustees reasonably determine that the Fund does not benefit, directly or indirectly, from such Section 28(e) Actions, the Sub-Adviser shall be prohibited from engaging in the same.

Neither the Sub-Adviser nor any parent, subsidiary or related firm shall act as a securities broker with respect to any purchases or sales of securities which may be made on behalf of the Fund.  Unless otherwise directed by the Trust or the Adviser in writing, the Sub-Adviser may utilize the service of whatever independent securities brokerage firm or firms it deems appropriate to the extent that such firms are competitive with respect to price of services and execution, and so long as the Sub-Adviser complies with the “best execution” practices described above.

Compensation.  The Trust agrees to pay 80 basis points, calculated as set forth below, to the Sub-Adviser for services specified in this Agreement, subject to adjustment for the expense cap as set out below (the “Fee”). The management fee payable to the Adviser will be reduced by the amount of the Fee.

The Sub-Adviser Fee shall be computed and accrued daily and paid quarterly in arrears based on the average daily net asset value of the Fund as determined according to the manner provided in the then-current prospectus of the Fund.

As long as the expense cap of the Fund remains at its present level, the Adviser and the Sub-Adviser will waive their fees from the Fund proportionately to maintain this expense cap; provided, that the minimum net Sub-Adviser fee (i.e., without regard to expense cap waiver) payable hereunder shall be 30 basis points .

The Adviser shall provide to the Sub-Adviser, promptly following request therefor, all information reasonably requested by the Sub-Adviser to support the calculation of the Sub-Adviser Fee and shall permit the Sub-Adviser or its agents, upon reasonable notice and at reasonable times and at Sub-Adviser’s cost to inspect the books and records of the Adviser pertaining to such calculation.

Expenses.  The Sub-Adviser will not be required to pay any expenses of the Fund except as expressly set forth in this Section 7.  The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform the services specified in Section 1, and any other expenses incurred by the Sub-Adviser in the performance of its duties hereunder.

Books and Records.  The Sub-Adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and to preserve such records for the periods and in the manner required by that Section, and those rules.  The Sub-Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act with respect to the Fund are the property of the Fund and will be surrendered promptly to the Trust upon its request, except that the Sub-Adviser may retain copies of such documents as may be required by law.  The Sub-Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Funds are being conducted in accordance with applicable laws and regulations.

Aggregation of Orders.  Provided the investment objectives, policies and restrictions of the Fund as provided to the Sub-Adviser in accordance with this Agreement are adhered to, the Fund agrees that the Sub-Adviser may aggregate sales and purchase orders of securities held in the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or with accounts of the affiliates of the Sub-Adviser, if in the Sub-Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses.  The Fund acknowledges that the determination of such economic benefit to the Fund by the Sub-Adviser represents the Sub-Adviser’s evaluation that the Fund may be benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

Liability.  Neither the Sub-Adviser nor its officers, directors, employees, affiliates, agents or controlling persons shall be liable to the Trust, the Fund, its shareholders and/or any other person for the acts, omissions, errors of judgment and/or mistakes of law of any other fiduciary and/or person with respect to the Fund.

Neither the Sub-Adviser nor its officers, directors, employees, affiliates, agents or controlling persons or assigns shall be liable for any act, omission, error of judgment or mistake of law (whether or not deemed a breach of this Agreement) and/or for any loss suffered by the Trust, the Fund, its shareholders and/or any other person in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust, the Fund and/or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

The Trust, on behalf of the Fund, hereby agrees to indemnify and hold harmless the Sub-Adviser, its directors, officers, employees, affiliates, agents and controlling persons (collectively, the "Indemnified Parties") against any and all losses, claims damages or liabilities (including reasonable attorneys fees and expenses), joint or several, relating to the Trust or the Fund, to which any such Indemnified Party may become subject under the Securities Act of 1933, as amended (the "1933 Act"), the 1934 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act") or other federal or state statutory law or regulation, at common law or otherwise. It is understood, however, that nothing in this paragraph 10 shall protect any Indemnified Party against, or entitle any Indemnified Party to, indemnification against any liability to the Trust, the Fund or its shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties under this Agreement.

Services Not Exclusive.  The services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment advisory clients, including but not by way of limitation, investment companies or to other series of investment companies, including the Trust or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Adviser’s ability to meet its obligations to the Funds hereunder.  When the Sub-Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Adviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund.  In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission.  If the Sub-Adviser provides any advice to its clients concerning the shares of the Fund, the Sub-Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

The Sub-Adviser provides investment advisory services to numerous other investment advisory clients, including but not limited to other funds and may give advice and take action which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund.  Nothing in this Agreement shall impose upon the Sub-Adviser any obligations other than those imposed by law to purchase, sell or recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser, or the shareholders, officers, directors, employees or affiliates may purchase or sell for their own account or for the account of any client.

Materials.  Each of the Adviser, the Trust and the Fund shall not make any representations regarding the Sub-Adviser or any of its affiliates in any disclosure document, advertisement, sales literature or other promotional materials without prior written consent of the Sub-Adviser, which consent shall not be unreasonably withheld.  If the Sub-Adviser has not notified the Adviser of its disapproval of sample materials within twenty (20) days after its receipt thereof, such materials shall be deemed approved. The Sub-Adviser will be provided with any Registration Statements containing references or information with respect to the Sub-Adviser prior to the filing of same with any regulatory authority and shall be afforded the opportunity to comment thereon.

Duration and Termination.  This Agreement shall continue until December 31, 2005, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board of Trustees or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Notwithstanding the foregoing, this Agreement may be terminated:  (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund’s outstanding voting securities, upon sixty (60) days’ written notice to the Sub-Adviser; (b) by the Adviser at any time without penalty, upon sixty (60) days’ written notice to the Sub-Adviser or (c) by the Sub-Adviser at any time without penalty, upon sixty (60) days’ written notice to the Trust.  This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Agreement will terminate immediately upon written notification from the Adviser or the Trust if the Investment Management Agreement terminates with respect to the Fund.

Amendments.  This Agreement may be amended at any time, but only by the mutual written agreement of the parties.

Proxies.  Unless the Trust gives written instructions to the contrary, the Sub-Adviser shall vote all proxies solicited by or with respect to the issuers of securities invested in by the Fund.  The Sub-Adviser shall maintain a record of how the Sub-Adviser voted and such record shall be available to the Trust upon its request.  The Sub-Adviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund’s shareholders.

Notices.  Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended or shall be sent to such party by prepaid first class mail or facsimile, at the address or number stated below,.

If to the Trust:

Forward Funds

433 California Street, Suite 1100

San Francisco, CA  94104

Facsimile: (415) 982-2566

If to the Sub-Adviser:

Pictet International Management LTD

Tower 42, Level 37

25 Old Broad Street

London, EC2N 1HQ, United Kingdom

Facsimile: 011 44 (020) 7847-5300

If to the Adviser:

Forward Management, LLC

433 California Street, Suite 1100

San Francisco, CA 94104
Facsimile: (415) 982-2566

Confidential Information.  Any information supplied by the Trust, the Fund or the Adviser, which is not otherwise in the public domain, in connection with the Fund or the Adviser is to be regarded as confidential and for use only by the Sub-Adviser and/or its agents, and only in connection with the Sub-Adviser’s services under this Agreement.  Any information supplied by the Sub-Adviser, which is not otherwise in the public domain, in connection with the performance of its duties hereunder is to be regarded as confidential and for use only by the Fund and/or its agents, and only in connection with the Fund and its investments.  Any party in receipt of confidential information shall use reasonable precautions (substantially identical to those used in safeguarding of its own confidential information) that its trustees/directors, officers, employees and advisors abide by these confidentiality provisions.

Miscellaneous.

Governing Law.  This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

Delivery of Form ADV. Concurrently with the execution of this Agreement, the Sub-Adviser is delivering to the Adviser and the Trust a copy of Part II of its Form ADV, as revised, on file with the SEC.  The Adviser and the Trust hereby acknowledge receipt of such copy.

Captions. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

Agency Relationship. Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Trust or the Fund, except as otherwise contemplated herein.

Prior Agreement.  This Agreement supersedes any prior agreement relating to the subject matter hereof among the parties.

Counterparts.  This Agreement may be executed in counterparts and by the different parties hereto on separate counterparts and by facsimile signature, each of which when so executed and delivered, shall be deemed an original and all of which counterparts shall constitute but one and the same agreement.

Limited Liability of the Trust. The Sub-Adviser agrees that the Trust’s obligations under this Agreement shall be limited to the Fund and its assets, and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any trustee, officer, employee or agent of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of June 24, 2005.

By:______________________

Name: A. Young

Title: Compliance Manager

FORWARD FUNDS

By:______________________

Name: J. Alan Reid, Jr.

Title: President

PICTET ASSET MANAGEMENT

LTD

By:______________________

Name: G. Sharpe

Title: Director

FORWARD MANAGEMENT, LLC

By:______________________

Name: J. Alan Reid, Jr.

Title: President

(e)(2)  Sub-Advisory Agreement among the Registrant, Forward and Pictet International Management LTD, now known as Pictet Asset Manangement LTD, now known as Pictet Asset Management LTD, dated as of July 1, 2005 with respect to the Forward Global Emerging Markets Fund incorporated by reference to Post-Effective Amendment No. 35 to this Registration Statement filed with the Commission on July 5, 2006.

FORWARD FUNDS

INVESTMENT SUB-ADVISORY AGREEMENT

This INVESTMENT SUB-ADVISORY AGREEMENT (this “Agreement”), effective as of July 1, 2005 among Pictet Asset Management LTD, a United Kingdom limited liability company, (the “Sub-Adviser”), Forward Funds (the “Trust”), on behalf of the Forward Global Emerging Markets Fund, a series of the Trust (the “Fund”), and Forward Management, LLC (the “Adviser”).

WHEREAS, the Trust is a Delaware statutory trust of the series type organized under a Declaration of Trust dated May 1, 2005 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company, and the Fund is a series of the Trust; and

WHEREAS, the Adviser has been retained by the Trust to provide investment advisory services to the Fund with regard to the Fund’s investments, as further described in the Trust’s registration statement on Form N-1A (the “Registration Statement”) and pursuant to an Investment Management Agreement dated July 1, 2005 (“Investment Management Agreement”); and

WHEREAS, the Trust’s Board of Trustees (the “Trustees”), including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act, and the Fund’s shareholders have approved the appointment of the Sub-Adviser to perform certain investment advisory services for the Trust, on behalf of the Fund, pursuant to this Agreement and as described in the Registration Statement, and the Sub-Adviser is willing to perform such services for the Fund; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Trust and the Sub-Adviser as follows:

Appointment.  The Trust and the Adviser hereby appoint the Sub-Adviser to perform advisory services to the Fund for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

Investment Advisory Duties.  Subject to the supervision of the Trustees of the Fund and the Adviser, the Sub-Adviser will, in coordination with the Adviser as described below, (a) provide a program of continuous investment management for the Fund; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s current Prospectus and Statement of Additional Information as provided to the Sub-Adviser by the Adviser, as they may be amended from time to time;  provided, that the Adviser shall provide the Sub-Adviser reasonable advance notice of any change to such investment objectives, policies and limitations.

The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

with regard to its activities under this Agreement, use reasonable efforts to comply in all material respects with the applicable provisions of the 1940 Act, the Advisers Act, and all applicable rules and regulations thereunder, the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees, as they may be amended from time to time, provided that written copies of such procedures and amendments thereto are provided to the Sub-Adviser by the Adviser;

use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder; provided, however, the Sub-Adviser shall not be responsible for the tax effect of any decisions made by or any actions taken by any person other than the Sub-Adviser;

place orders pursuant to its investment determinations for the Fund, in accordance with applicable policies expressed in the Fund’s Prospectus and/or Statement of Additional Information or otherwise established through written guidelines established by the Fund and provided to the Sub-Adviser by the Adviser, including without limitation, Section 4 hereof furnish to the Trust and the Adviser whatever statistical information the Trust or the Adviser may reasonably request with respect to the Fund’s assets or investments.  In addition, the Sub-Adviser will keep the Trust, the Adviser and the Trustees informed of developments which the Sub-Adviser reasonably believes will materially affect the Fund’s portfolio and shall, on the Sub-Adviser’s own initiative, furnish to the Fund from time to time whatever information the Sub-Adviser believes appropriate for this purpose;

 make available to the Fund’s administrator (the “Administrator”), the Adviser and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may reasonably be required to assist the Adviser, the Administrator and the Trust in their compliance with applicable laws and regulations. The Sub-Adviser will furnish the Trustees, the Administrator, the Adviser and the Trust with such periodic and special reports regarding the Funds as they may reasonably request;

meet periodically with the Adviser and the Trustees, in person or by teleconference, to explain its investment management activities, and any reports related to the Fund as may reasonably be requested by the Adviser and/or the Trust;

immediately notify the Adviser and the Fund to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates:  (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Adviser Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission (“SEC”) or other regulatory authority.  The Sub-Adviser further agrees to notify the Fund and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that would make any written information previously provided to the Adviser materially inaccurate or incomplete or if any such written information becomes untrue in any material respect;

immediately notify the Adviser if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for the Funds. For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality;

 use no inside information that may be in its possession in making investment decisions for the Fund, nor seek to obtain any such information; and

use its best judgment and efforts in rendering the advice and services contemplated by this Agreement.

Futures and Options.  The Sub-Adviser’s investment authority shall include, to the extent permitted under Section 2, the authority to purchase, sell, cover open positions, and generally to deal in financial futures contracts and options thereon.

The Sub-Adviser may:  (i) open and maintain brokerage accounts for financial futures and options (such accounts hereinafter referred to as “Brokerage Accounts”) on behalf of and in the name of the Fund; and (ii) execute for and on behalf of the Brokerage Accounts, standard customer agreements with a broker or brokers.  The Sub-Adviser may, using such of the securities and other property in the Brokerage Accounts as the Sub-Adviser deems necessary or desirable, direct the custodian to deposit on behalf of the Funds, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate.

Investment Guidelines.  In addition to the information to be provided to the Sub-Adviser under Section 2 hereof, the Trust or the Adviser shall supply the Sub-Adviser with such other information as the Sub-Adviser shall reasonably request concerning the Fund’s investment policies, restrictions, limitations, tax position, liquidity requirements and other information useful in managing the Fund’s investments.

Representations, Warranties and Covenants of the Trust, Adviser and Sub-Adviser.  The Trust represents and warrants to the Sub-Adviser that (i) the retention of the Sub-Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Fund; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which either the Fund or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Fund and when executed and delivered by the Adviser, on behalf of the Fund (and assuming due and execution and delivery by the Sub-Adviser), will be the legal, valid and binding obligation of the Fund, enforceable against the Fund in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

The Adviser represents and warrants to the Sub-Adviser that (i) the execution, delivery and performance of this Agreement does not violate any obligation by which it or its property is bound, whether arising by contract, operation of law or otherwise; and (ii) this Agreement has been duly authorized by appropriate action of the Adviser and when executed and delivered by the Adviser (and assuming due and execution and delivery by the Sub-Adviser) will be the legal, valid and binding obligation of the Advisor, enforceable against the Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

The Sub-Adviser represents and warrants to the Adviser and the Fund that (i) it is authorized to perform the services hereunder; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser (and assuming due execution and delivery by the Adviser and the Fund) will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) it is registered as an investment adviser with the SEC, and (v) it is not barred by operation of law, or any rule, or order of the SEC or any other regulatory body from acting as an investment adviser.

Use of Securities Brokers and Dealers.  In placing purchase and sale orders for the Fund with brokers or dealers, the Sub-Adviser will attempt to obtain “best execution” of such orders.  “Best execution” shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth.  Whenever the Sub-Adviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of the Fund, in selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Sub-Adviser’s research and portfolio management capability generally.  It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Sub-Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund’s or the Sub-Adviser’s overall responsibilities to the Sub-Adviser’s discretionary accounts (the “Section 28(e) Actions”); provided, however, that Sub-Adviser’s ability to engage in Section 28(e) Actions shall be subject to review by the Trustees form time to time, and if such Trustees reasonably determine that the Fund does not benefit, directly or indirectly, from such Section 28(e) Actions, the Sub-Adviser shall be prohibited from engaging in the same.

Neither the Sub-Adviser nor any parent, subsidiary or related firm shall act as a securities broker with respect to any purchases or sales of securities which may be made on behalf of the Fund.  Unless otherwise directed by the Trust or the Adviser in writing, the Sub-Adviser may utilize the service of whatever independent securities brokerage firm or firms it deems appropriate to the extent that such firms are competitive with respect to price of services and execution, and so long as the Sub-Adviser complies with the “best execution” practices described above.

Compensation.  The Trust agrees to pay 80 basis points, calculated as set forth below, to the Sub-Adviser for services specified in this Agreement, subject to adjustment for the expense cap as set out below (the “Fee”). The management fee payable to the Adviser will be reduced by the amount of the Fee.

The Sub-Adviser Fee shall be computed and accrued daily and paid quarterly in arrears based on the average daily net asset value of the Fund as determined according to the manner provided in the then-current prospectus of the Fund.

As long as the expense cap of the Fund remains at its present level, the Adviser and the Sub-Adviser will waive their fees from the Fund proportionately to maintain this expense cap; provided, that the minimum net Sub-Adviser fee (i.e., without regard to expense cap waiver) payable hereunder shall be 30 basis points .

The Adviser shall provide to the Sub-Adviser, promptly following request therefor, all information reasonably requested by the Sub-Adviser to support the calculation of the Sub-Adviser Fee and shall permit the Sub-Adviser or its agents, upon reasonable notice and at reasonable times and at Sub-Adviser’s cost to inspect the books and records of the Adviser pertaining to such calculation.

Expenses.  The Sub-Adviser will not be required to pay any expenses of the Fund except as expressly set forth in this Section 7.  The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform the services specified in Section 1, and any other expenses incurred by the Sub-Adviser in the performance of its duties hereunder.

Books and Records.  The Sub-Adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and to preserve such records for the periods and in the manner required by that Section, and those rules.  The Sub-Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act with respect to the Fund are the property of the Fund and will be surrendered promptly to the Trust upon its request, except that the Sub-Adviser may retain copies of such documents as may be required by law.  The Sub-Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Funds are being conducted in accordance with applicable laws and regulations.

Aggregation of Orders.  Provided the investment objectives, policies and restrictions of the Fund as provided to the Sub-Adviser in accordance with this Agreement are adhered to, the Fund agrees that the Sub-Adviser may aggregate sales and purchase orders of securities held in the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or with accounts of the affiliates of the Sub-Adviser, if in the Sub-Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses.  The Fund acknowledges that the determination of such economic benefit to the Fund by the Sub-Adviser represents the Sub-Adviser’s evaluation that the Fund may be benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

Liability.  Neither the Sub-Adviser nor its officers, directors, employees, affiliates, agents or controlling persons shall be liable to the Trust, the Fund, its shareholders and/or any other person for the acts, omissions, errors of judgment and/or mistakes of law of any other fiduciary and/or person with respect to the Fund.

Neither the Sub-Adviser nor its officers, directors, employees, affiliates, agents or controlling persons or assigns shall be liable for any act, omission, error of judgment or mistake of law (whether or not deemed a breach of this Agreement) and/or for any loss suffered by the Trust, the Fund, its shareholders and/or any other person in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust, the Fund and/or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

The Trust, on behalf of the Fund, hereby agrees to indemnify and hold harmless the Sub-Adviser, its directors, officers, employees, affiliates, agents and controlling persons (collectively, the "Indemnified Parties") against any and all losses, claims damages or liabilities (including reasonable attorneys fees and expenses), joint or several, relating to the Trust or the Fund, to which any such Indemnified Party may become subject under the Securities Act of 1933, as amended (the "1933 Act"), the 1934 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act") or other federal or state statutory law or regulation, at common law or otherwise. It is understood, however, that nothing in this paragraph 10 shall protect any Indemnified Party against, or entitle any Indemnified Party to, indemnification against any liability to the Trust, the Fund or its shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties under this Agreement.

Services Not Exclusive.  The services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment advisory clients, including but not by way of limitation, investment companies or to other series of investment companies, including the Trust or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Adviser’s ability to meet its obligations to the Funds hereunder.  When the Sub-Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Adviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund.  In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission.  If the Sub-Adviser provides any advice to its clients concerning the shares of the Fund, the Sub-Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

The Sub-Adviser provides investment advisory services to numerous other investment advisory clients, including but not limited to other funds and may give advice and take action which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund.  Nothing in this Agreement shall impose upon the Sub-Adviser any obligations other than those imposed by law to purchase, sell or recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser, or the shareholders, officers, directors, employees or affiliates may purchase or sell for their own account or for the account of any client.

Materials.  Each of the Adviser, the Trust and the Fund shall not make any representations regarding the Sub-Adviser or any of its affiliates in any disclosure document, advertisement, sales literature or other promotional materials without prior written consent of the Sub-Adviser, which consent shall not be unreasonably withheld.  If the Sub-Adviser has not notified the Adviser of its disapproval of sample materials within twenty (20) days after its receipt thereof, such materials shall be deemed approved. The Sub-Adviser will be provided with any Registration Statements containing references or information with respect to the Sub-Adviser prior to the filing of same with any regulatory authority and shall be afforded the opportunity to comment thereon.

Duration and Termination.  This Agreement shall continue until December 31, 2005, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board of Trustees or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Notwithstanding the foregoing, this Agreement may be terminated:  (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund’s outstanding voting securities, upon sixty (60) days’ written notice to the Sub-Adviser; (b) by the Adviser at any time without penalty, upon sixty (60) days’ written notice to the Sub-Adviser or (c) by the Sub-Adviser at any time without penalty, upon sixty (60) days’ written notice to the Trust.  This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Agreement will terminate immediately upon written notification from the Adviser or the Trust if the Investment Management Agreement terminates with respect to the Fund.

Amendments.  This Agreement may be amended at any time, but only by the mutual written agreement of the parties.

Proxies.  Unless the Trust gives written instructions to the contrary, the Sub-Adviser shall vote all proxies solicited by or with respect to the issuers of securities invested in by the Fund.  The Sub-Adviser shall maintain a record of how the Sub-Adviser voted and such record shall be available to the Trust upon its request.  The Sub-Adviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund’s shareholders.

Notices.  Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended or shall be sent to such party by prepaid first class mail or facsimile, at the address or number stated below,.

If to the Trust:

Forward Funds

433 California Street, Suite 1100

San Francisco, CA  94104

Facsimile: (415) 982-2566

If to the Sub-Adviser:

Pictet International Management LTD

Tower 42, Level 37

25 Old Broad Street

London, EC2N 1HQ, United Kingdom

Facsimile: 011 44 (020) 7847-5300

If to the Adviser:

Forward Management, LLC

433 California Street, Suite 1100

San Francisco, CA 94104
Facsimile: (415) 982-2566

Confidential Information.  Any information supplied by the Trust, the Fund or the Adviser, which is not otherwise in the public domain, in connection with the Fund or the Adviser is to be regarded as confidential and for use only by the Sub-Adviser and/or its agents, and only in connection with the Sub-Adviser’s services under this Agreement.  Any information supplied by the Sub-Adviser, which is not otherwise in the public domain, in connection with the performance of its duties hereunder is to be regarded as confidential and for use only by the Fund and/or its agents, and only in connection with the Fund and its investments.  Any party in receipt of confidential information shall use reasonable precautions (substantially identical to those used in safeguarding of its own confidential information) that its trustees/directors, officers, employees and advisors abide by these confidentiality provisions.

Miscellaneous.

Governing Law.  This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

Delivery of Form ADV. Concurrently with the execution of this Agreement, the Sub-Adviser is delivering to the Adviser and the Trust a copy of Part II of its Form ADV, as revised, on file with the SEC.  The Adviser and the Trust hereby acknowledge receipt of such copy.

Captions. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

Agency Relationship. Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Trust or the Fund, except as otherwise contemplated herein.

Prior Agreement.  This Agreement supersedes any prior agreement relating to the subject matter hereof among the parties.

Counterparts.  This Agreement may be executed in counterparts and by the different parties hereto on separate counterparts and by facsimile signature, each of which when so executed and delivered, shall be deemed an original and all of which counterparts shall constitute but one and the same agreement.

Limited Liability of the Trust. The Sub-Adviser agrees that the Trust’s obligations under this Agreement shall be limited to the Fund and its assets, and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any trustee, officer, employee or agent of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of June 24, 2005.

By: /s/ A.Young

Name: A. Young

Title: Compliance Manager

FORWARD FUNDS

By:  /s/ J. Alan Reid, Jr.

Name: J. Alan Reid, Jr.

Title: President

PICTET ASSET MANAGEMENT

LTD

By: /s/ G. Sharpe

Name: G. Sharpe

Title: Director

FORWARD MANAGEMENT, LLC

By: /s/ J. Alan Reid, Jr.

Name: J. Alan Reid, Jr.

Title: President

(e)(3)Sub-Advisory Agreement among the Registrant, Forward Management, LLC and Hoover Investment Management Co., LLC dated as of July 1, 2005 and amended and restated on January 3, 2006 with respect to the Forward Hoover Mini-Cap Fund, incorporated by reference to Exhibit(d)(8) to Post-Effective Amendment No. 34 to this Registration Statement filed with the Commission on May 1, 2006.

FORWARD FUNDS

AMENDED AND RESTATED

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, effective commencing on July 1, 2005, and amended and restated on January 3, 2006, between Hoover Investment Management Co., LLC (the “Sub-Advisor”), Forward Management, LLC (the “Investment Advisor”) and Forward Funds (the “Trust”), on behalf of the Forward Hoover Mini-Cap Fund (the “Fund”), a series of the Trust.

WHEREAS, the Trust is a Delaware statutory trust of the series type organized under a Declaration of Trust dated May 1, 2005 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end , diversified management investment company, and the Fund is a series of the Trust; and

WHEREAS, the Adviser has been retained by the Trust to provide investment advisory services to the Fund with regard to the Fund’s investments, as further described in the Trust’s registration statement on Form N-1A (the “Registration Statement”) and pursuant to an Investment Management Agreement dated July 1, 2005 (“Investment Management Agreement”); and

WHEREAS, the Fund’s Board of Trustees, including a majority of the trustees who are not “interested persons,” as defined in the 1940 Act, and the Fund’s shareholders have approved the appointment of the Sub-Advisor to perform certain investment advisory services for the Trust, on behalf of the Fund pursuant to this Agreement and as described in the Registration Statement and the Sub-Advisor is willing to perform such services for the Fund; and

WHEREAS, the Sub-Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Investment Advisor and the Sub-Advisor as follows:

1.

Appointment.  The Investment Advisor hereby appoints the Sub-Advisor to perform advisory services to the Fund for the periods and on the terms set forth in this Agreement.  The Sub-Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.

Investment Advisory Duties.  Subject to the supervision of the Board of Trustees and the Investment Advisor, the Sub-Advisor will, in coordination with the Investment Advisor, (a)  provide a program of continuous investment management for the Fund in accordance with the Fund’s investment objectives policies and limitations as stated in the Fund’s prospectus and Statement of Additional Information included as part of the Fund’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as they may be amended from time to time , copies of which shall be provided to the Sub-Advisor by the Investment Advisor; (b)  make investment decisions for the Fund; and (c)  place orders to purchase and sell securities for the Fund.

In performing its investment management services to the Fund hereunder, the Sub-Advisor will provide the Fund with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and rends and long-range investment policy.

The Sub-Advisor further agrees that, in performing its duties hereunder, it will:

(a)

comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code of 1986, as amended (the ”Code”) and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

(b)

use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

(c)

place orders pursuant to its investment determinations for the Fund in accordance with applicable policies expressed in the Fund’s prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

(d)

furnish to the Trust, the Investment Advisor and/or the Fund’s administrator (the “Administrator”) whatever statistical information the Trust, the Investment Advisor or the Administrator may reasonably request with respect to the Fund’s assets or contemplated investments.  In addition, the Sub-Advisor will keep the Trust, the Investment Advisor, the Administrator and the Trustees informed of developments materially affecting the Fund’s portfolio and shall, on the Sub-Advisor’s own initiative, furnish to the Fund from time to time whatever information the Sub-Advisor believes appropriate for this purpose;

(e)

make available to the Administrator, the Investment Advisor, and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Investment Advisor, the Administrator, and the Trust in their compliance with applicable laws and regulations.  The Sub-Advisor will furnish the Trustees, the Administrator, the Investment Advisor, and the Trust with such periodic and special reports regarding the Fund as they may reasonably request;

(f)

meet quarterly either in person or by conference call with  the Investment Advisor and the Trust’s Board of Trustees to explain its investment management activities, and any reports related to the Fund as may reasonably be requested by the Investment Advisor and/or the Trust;

(g)

immediately notify the Investment Advisor and the Fund in the event that the Sub-Advisor or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Advisor from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority.  The Sub-Advisor further agrees to notify the Fund and the Investment Advisor immediately of any material fact known to the Sub-Advisor respecting or relating to the Sub-Advisor that is not contained in the Fund’s Registration Statement, or any amendment or supplement therto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

1.

Investment Guidelines.  The Trust or the Adviser shall supply the Sub-Adviser with such information as the Sub-Adviser shall reasonably require concerning the Fund’s investment policies, restrictions, limitations, tax position, liquidity requirements and other information useful in managing the Fund’s assets.

2.

Use of Securities Brokers and Dealers.  Purchase and sale orders will usually be placed with brokers which are selected by the Sub-Adviser as able to achieve “best execution”  of such orders.  “Best execution” shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereafter set forth.  Whenever the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or  other information or services which enhance the Sub-Adviser’s research and portfolio management capability generally.  It is further understood in accordance with Section 28(e) of the Securities Exchange Act  of 1934, as amended, that the Sub-Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund or the Sub-Adviser’s overall responsibilities to the Sub-Adviser’s discretionary accounts.

Neither the Sub-Adviser nor any parent, subsidiary or related firm shall act as a securities broker with respect to any purchases or sales of securities, which may be made on behalf  of the Fund.  Unless otherwise directed by the Trust or the Adviser in writing, the Sub-Adviser may utilize the service of whatever independent securities brokerage firm or firms it deems appropriate to the extent that such firms are competitive with respect to price of services and execution.

3.

Compensation.  As compensation for the services provided and expenses assumed by Sub-Adviser  under this Agreement, the Adviser will pay the Sub-Adviser at the end of each calendar month an advisory fee computed daily at an annual rate equal  to 0.70% of the Fund’s daily net assets up to the first $100 million in Fund assets and 0.60% of the Fund’s daily net assets over $100 million.  Effective January 1, 2006, the Adviser will pay the Sub-Adviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to 0.70% of the Fund’s daily net assets up to the first $100 million in Fund assets and 0.55% of the Fund’s daily net assets over $100 million.  Fees shall be computed and accrued daily and paid monthly based on the average daily net assets of the Fund as determined according to the manner provided in the then-current prospectus of the Fund.

4.

Fees and Expenses.  The Sub-Adviser shall not be required to pay any expenses of the Fund other than those specifically allocated to the Sub-Adviser in this section 6.  In particular, but without limiting the generality of the foregoing, the Sub-Adviser shall not be responsible for the following expenses of the Fund:  Organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Sub-Adviser’s overhead and employee costs); feed payable to the Sub-Adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Trust’s officers and employees; fees and expenses of the Fund’s Administrator or any custodian, subcustodian, transfer agent, register, or dividend.

Disbursing agent of the Fund; payments to the Administrator for maintaining the Fund’s financial books and records and calculating its daily bet asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of registering and qualifying shares of  the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders’ and other meeting; the compensation and all expenses (specifically including travel expenses relating to the Fund’s business) of officers, trustees and employees of the Trust who are not interested persons of the Sub-Adviser; and travel expenses (or an appropriate portion thereof) of officers or trustees of the Trust who are officers, directors or employees of the Sub-Adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust with respect to matters concerning the Fund, or any committees thereof or advisers thereto.

5.

Books and Record.  The Sub-Adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions.  The Sub-Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Fund and will be furnished to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

6.

Aggregation of Orders.  Provided the investment objectives, policies and restrictions of the Fund are adhered to, the Trust agrees that the Sub-Adviser may aggregate sales and purchase orders of securities held in the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or with accounts of the affiliates of the Sub-Adviser, if in the Sub-Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to the Fund by the Sub-Adviser represents the Sub-Adviser’s evaluation that the Fund is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

7.

Standard of Care and Limitation of Liability.  The Sub-Adviser shall exercise its best judgment in rendering the services provided by it under this Sub-Advisory Agreement.  The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund’s shares in connection with the matters to which this Sub-Advisory Agreement relates, provided that nothing in this Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or to holders of the Fund’s shares to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Sub-Advisory Agreement.  As used in this Section 9, the term “Sub-Adviser” shall include any officers, directors, employees or other affiliates of the Sub-Adviser performing services for the Fund.

8.

Services Not Exclusive.  It is understood that the services of the Sub-Adviser are not exclusive, and that nothing in this Sub-Advisory Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Sub-Advisory Agreement, interfere in a material manner with the Sub-Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Adviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund.  In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission.  If the Sub-Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

9.

Duration and Termination.  This Sub-Advisory Agreement shall continue until December 31, 2005, unless terminated sooner, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board of Trustees or (ii) a vote of a “majority” (as defined in the 1940 Act) of a Fund’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  Notwithstanding the foregoing, this Sub-Advisory Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund’s outstanding voting securities, upon sixty (60) days’ written notice to the Sub-Adviser; (b) by the Adviser at any time without penalty, upon sixty (60) days’ written notice to the Sub-Adviser; or (c) by the Sub-Adviser at any time without penalty, upon sixty (60) days’ written notice to the Trust.  This Sub-Adviser Agreement will also terminate automatically in event of its assignment (as defined in the 1940 Act).  Any termination of this Sub-Advisory Agreement will be without prejudice to the completion of transactions already initiated by the Sub-Adviser on behalf of the Fund at the time of such termination.  The Sub-Adviser shall take all steps reasonably necessary after such termination to complete any such transactions and is hereby authorized to take such steps.

10.

Amendments.  This Sub-Advisory Agreement may be amended at any time but oly by the mutual agreement of the parties.

11.

Proxies.  Unless the Trust gives written instructions to the contrary, the Sub-Adviser shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested.  The Sub-Adviser shall maintain a record of how the Sub-Adviser voted and such record shall be available to the Trust upon its request.  The Sub-Adviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund’s shareholders.

12.

Notices.  Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended, at the address stated below, or shall be sent to such party by prepaid first class mail or facsimile.

If to the Trust:

Forward Funds

433 California Street, Suite 1100

San Francisco, CA 94104

If to the Adviser:

Forward Management, LLC

433 California Street, Suite 1100

San Francisco, CA 94104

If to the Sub-Adviser:

Hoover Investment Management Co., LLC

650 California Street, 30th Floor

San Francisco, CA 94108

13.

Confidential Information.  The Sub-Adviser shall maintain the strictest confidence regarding the business affairs of the Fund.  Written reports furnished by the Sub-Adviser to the Trust, the Adviser or  the Business Manager shall be treated by such entities as confidential and for the exclusive use and benefit of the Trust except as disclosure may be required by applicable law.

14.

Miscellaneous.

(a)

This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b)

Concurrently with the execution of this Agreement, the Sub-Adviser is delivering to the Adviser and the Trust a copy of Part II of its Form ADV, as revised, on file with the Securities and Exchange Commission.  The Adviser and the Trust hereby acknowledge receipt of such copy.

(c)

The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or  otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(e)

Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Trust or the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of June 24, 2005.

HOOVER INVESTMENT MANAGEMENT CO., LLC

By:

/s/ Irene Hoover

Name:  Irene Hoover

Title:

Managing Member

FORWARD MANAGEMENT, LLC

By:

/s/ J. Alan Reid, Jr.

Name:  J. Alan Reid, Jr.

Title:

President

FORWARD FUNDS

By:

/s/ J. Alan Reid, Jr.

Name:

J. Alan Reid, Jr.

Title:

President

(OTHER)

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING 6/30/2006

FILE NUMBER 811-6722

SERIES NO.: 1

74U.     1.   Number of shares outstanding (000's Omitted)

              Investor Class

20,755

 2.   Number of shares outstanding of a second class of open-end company shares

              Institutional Class             2,582

              Class A

  980

74V.     1.   Net asset value per share (to nearest cent)

              Investor Class

$20.32

  2.   Net asset value per share of a second class of open-end  company shares (to nearest cent)

              Institutional Class             $20.74

              Class A

$20.33

FOR PERIOD ENDING 6/30/2006

FILE NUMBER 811-6722

SERIES NO.: 9

74U.     1.   Number of shares outstanding (000's Omitted)

              Investor Class

11,230

  2.  Number of shares outstanding of a second class of open-end     company shares

              Institutional Class             14,469

              Class A

  318

74V.     1.   Net asset value per share (to nearest cent)

              Investor Class

$16.75

   2.   Net asset value per share of a second class of open-end company shares (to nearest cent)

              Institutional Class             $16.82

              Class A

$16.72